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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2005


                             UnionBanCal Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                      001-15081                  94-1234979
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(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT OF PHILIP B. FLYNN'S EMPLOYMENT AGREEMENT

On May 26, 2005, the Company entered into an amended employment agreement with Mr. Flynn. The amended terms of the employment agreement provide for the following benefits:

     o Employment as a Vice Chair and Chief Operating Officer of the Company and Union Bank of California, N.A.;

     o    Base salary of $600,000 per annum;

     o Target bonus for 2005 under the Union Bank of California Senior Management Bonus Plan of 100% of base salary; and

     o    Target  long  term  incentive  awards  for 2005  under  the Year  2000
          UnionBanCal Corporation Management Stock Plan and/or the 1997 UnionBanCal Corporation Performance Share Plan of 250% of base salary.

Mr. Flynn's compensation is subject to annual review and adjustment, based on
(1) competitive market analysis, (2) the recommendation of the Chief Executive Officer, and (3) approval by the Executive Compensation & Benefits Committee. Except as amended, Mr. Flynn's employment agreement will continue in full force and effect.

AMENDMENT OF DAVID I. MATSON'S EMPLOYMENT AGREEMENT

On May 25, 2005, the Company entered into an amended employment agreement with Mr. Matson. The amended terms of the employment agreement provide for the following benefits:

     o Employment as a Vice Chair and Chief Financial Officer of the Company and Union Bank of California, N.A.;

     o    Base salary of $450,000 per annum;

     o Target bonus for 2005 under the Union Bank of California Senior Management Bonus Plan of 80% of base salary; and

     o    Target  long  term  incentive  awards  for 2005  under  the Year  2000
          UnionBanCal Corporation Management Stock Plan and/or the 1997 UnionBanCal Corporation Performance Share Plan of 200% of base salary.

Mr. Matson's compensation is subject to annual review and increases as determined by the Executive Compensation & Benefits Committee of the Board of Directors. Except as amended, Mr. Matson's employment agreement will continue in full force and effect.

The Company plans to file the amended employment agreements as exhibits to its quarterly report on Form 10-Q for the quarterly period ending June 30, 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 27, 2005


                                   UNIONBANCAL CORPORATION


                                   By:    /s/ JOHN H. MCGUCKIN, JR.
                                          ________________________________
                                          John H. McGuckin, Jr.
                                          EVP, General Counsel & Secretary
                                          (Duly Authorized Officer)



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